SECOND AMENDMENT

                                       TO

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                     HERSHA HOSPITALITY LIMITED PARTNERSHIP

     THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Second Amendment") dated as of April 21, 2003, is entered into by HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust, as general partner (the "General Partner") of HERSHA HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Commonwealth of Virginia (the "Partnership"), for itself and on behalf of the limited partners of the Partnership, and CNL HOSPITALITY PARTNERS, L.P., a Delaware limited partnership ("CHP").

     WHEREAS, Section 4.02(a) of the Amended and Restated Agreement of Limited Partnership of the Partnership dated January 26, 1999 (as amended by that certain Amendment dated December 31, 1999, the "Partnership Agreement") authorizes the General Partner to cause the Partnership to issue additional Partnership Units in one or more classes or series, with such designations, preferences and relative, participating, optional or other special rights, powers and duties as shall be determined by the General Partner, subject to the provisions of such section; and

     WHEREAS, pursuant to the authority granted to the General Partner pursuant to Sections 4.02(a) and Article XI of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement (i) to establish a new class of Partnership Units, the Series A Preferred Units (as hereinafter defined), and to set forth the designations, rights, powers, preferences and duties of such Series A Preferred Units, (ii) to issue the Series A Preferred Units to CHP and to admit CHP as an additional Limited Partner and (iii) to make certain other changes to the Partnership Agreement.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

     1.     Designation;  Rank.
            -------------------

          (a) A series of Partnership Units in the Partnership designated as the "10.5% Series A Preferred Units" (the "Series A Preferred Units") is hereby established. The maximum number of Series A Preferred Units shall be 350,000.

          (b) The Series A Preferred Units shall rank (i) senior to any class of Partnership Units of the Partnership whether or not existing on the date hereof, which shall include, without limitation, all Partnership Units outstanding as of the date hereof and any other class or series of Partnership Units, either specifically ranking by the terms thereof junior to the

Series A Preferred Units or not specifically ranking by their terms senior to or on parity with the Series A Preferred Units (collectively, the "Junior Units"),
(ii) on parity with any class or series of Partnership Units specifically ranking by their terms on parity with the Series A Preferred Units, and (iii) junior to any class or series of Partnership Units specifically ranking by their terms senior to the Series A Preferred Units, in each case, as to payment of distributions, voting, distributions of assets upon liquidation, dissolution or winding-up, whether voluntary or involuntary, or otherwise.

          (c) In connection with the issuance of the Series A Preferred Units to CHP, for purposes of making allocations of Net Profit and Net Loss, the Partnership shall be deemed to make an election to cause an "interim closing" of the Partnership's books as permitted by Section 706 of the Code and the Regulations thereunder.

     2.     Distribution  Rights.
            ---------------------

          (a) Each Series A Preferred Unit shall entitle the holder thereof to receive distributions out of any assets legally available therefor, prior to and in preference to any declaration or payment of any distribution on any Junior Units pursuant to Section 5.02 of the Partnership Agreement and pari passu with any Partnership Units ranking on parity with the Series A Preferred Units as to distributions. Distributions shall be payable when and as authorized by the General Partner. Distributions on each Series A Preferred Unit shall accrue at 10.5% per annum (the "Distribution Rate") on the Original Issue Price which distributions will commence accruing on the Original Issue Date. Distributions on the Series A Preferred Units shall be payable in cash in arrears no later than the twentieth (20th) day after the end of each quarter (each a "Distribution Payment Date"), commencing with the quarter ending June 30, 2003, to holders of record as of the close of business on the last business day of the applicable quarter. Distributions shall accrue, but not compound, whether or not they have been declared and whether or not there are Profits, surplus or other funds of the Partnership legally available for the payment of distributions. The date on which the Partnership initially issues a Series A Preferred Unit shall be referred to as the "Original Issue Date" regardless of the number of transfers of such Series A Preferred Unit made on the transfer records maintained by or for the Partnership and regardless of the number of certificates that may be issued to evidence such share.

          (b) The Partnership shall not (i) pay or set aside for payment any distributions on Junior Units or (ii) redeem, repurchase or otherwise acquire any Junior Units, except as required by Section 5.03 of the Partnership Agreement and in a manner which satisfies Section 305(b) of the Code, until all accumulated, accrued and unpaid distributions have been paid on the Series A Preferred Units through the last preceding Distribution Payment Date.

          (c) The amount of distributions payable for each quarterly period for the Series A Preferred Units shall be computed by multiplying the Original Issue Price by the Distribution Rate and dividing the result by four. The amount of distributions payable for the initial period or any other period shorter or longer than a full quarterly period shall be computed on the basis of twelve 30-day months and a 360-day year.

          (d) Distribution payments shall be made by wire transfer to an account designated by each holder of the Series A Preferred Units or, if no account information is provided to the Partnership by a holder of the Series A Preferred Units, distribution payments shall be made by check delivered by first class mail to the address of such holder as set forth in the records of the Partnership.

     3.     Allocations.
            ------------

          Sections 5.01(a) and (b) of the Partnership Agreement are hereby deleted and replaced by sections (a) and (b), below. For all purposes of the Partnership Agreement as amended by this Second Amendment, the term "Percentage
                                                                      ----------
Interest"  shall  be deemed to refer to the percentage ownership interest in the
--------
Partnership of each Partner with respect to its Partnership Units, other than Series A Preferred Units, and "Partnership Units" shall be deemed to refer to
                                  -----------------
Partnership Units other than the Series A Preferred Units, but shall include Partnership Units issued upon actual conversion of Series A Preferred Units into Partnership Units.

          (a)     Net  Profit.
                  -----------

     Except as otherwise provided herein, Net Profit for any fiscal year or other applicable period shall be allocated in the following order and priority:

               (i) first, to Limited Partners holding Series A Preferred Units, pro rata in proportion to the respective share of such Series A Preferred Units each Limited Partner holds, to the extent that Net Loss previously allocated to such holders pursuant to Section 5.01(b)(v) below for all prior fiscal years or other applicable periods exceeds Net Profit previously allocated to such Partners pursuant to this Section 5.01(a)(i) for all prior fiscal years or other applicable periods,

               (ii) second, to the General Partner and the Limited Partners holding Partnership Units in proportion to their respective Percentage Interests to the extent that Net Loss previously allocated to such holders pursuant to
Section 5.01(b)(iii) below for all prior fiscal years or other applicable periods exceeds Net Profit previously allocated to such Partners pursuant to this Section 5.01(a)(ii) for all prior fiscal years or other applicable periods,

               (iii) third, to the Limited Partners holding Series A Preferred Units until each such Series A Preferred Unit has been allocated Net Profit equal to the excess of (x) the cumulative amount of preferred distributions such Limited Partners have received for all fiscal years or other applicable period or to the date of redemption, to the extent such Series A Preferred Units are redeemed during such period, over (y) the cumulative Net Profit allocated to such Limited Partners, pursuant to this Section 5.01(a)(iii) for all prior fiscal years or other applicable periods (and, within each such class, pro rata in proportion to the respective share of such Series A Preferred Units each Limited Partner holds as of the last day of the period for which such allocation is being made),

               (iv) fourth, to the General Partner until the aggregate amount of Net Profit allocated to the General Partner under this Section 5.01(a)(iv) for the current and all prior years equals the aggregate Preferred Return distributed to the General Partner under Section 5.02(a)(i) for the current and all prior years, taking into account the distributions to the General

Partner that are deemed to have been distributed on December 31 of each year pursuant to Section 5.02(f) hereof,

               (v) fifth, to the Limited Partners holding Partnership Units in accordance with their respective Percentage Interests until the aggregate amount of Net Profit allocated to such Limited Partners under this Section
5.01(a)(v) for the current and all prior years equals the aggregate Preferred Return distributed to such Limited Partners for the current and all prior years, and

               (vi) thereafter, to the Partners holding Partnership Units in accordance with their respective Percentage Interests.

          (b)     Net  Loss.
                  ---------

          Except as otherwise provided herein, Net Loss for any fiscal year or other applicable period shall be allocated in the following order and priority:

               (i) first, to the Partners holding Partnership Units in accordance with their respective Percentage Interests to the extent of Net Profit previously allocated to such Partners pursuant to Section 5.01(a)(vi) above for all prior fiscal years or other applicable period exceeds Net Loss previously allocated to such Partners pursuant to this Section 5.01(b)(i) for all prior fiscal years or other applicable periods,

               (ii) second, to the Limited Partners holding Partnership Units in accordance with their respective Percentage Interests to the extent of Net Profit previously allocated to such Limited Partners pursuant to Section 5.01(a)(v) above for all prior fiscal years or other applicable period exceeds Net Loss previously allocated to such Limited Partners pursuant to this Section 5.01(b)(ii) for all prior fiscal years or other applicable periods,

               (iii) third, to the General Partner to the extent of Net Profit previously allocated to the General Partner pursuant to Section 5.01(a)(iv) above for all prior fiscal years or other applicable period exceeds Net Loss previously allocated to the General Partner pursuant to this Section 5.01(b)(iii) for all prior fiscal years or other applicable periods,

               (iv) fourth, to the General Partner and the Limited Partners holding Partnership Units in proportion to their respective Percentage Interests until the adjusted Capital Account (including for this purpose any amounts a Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations Section 1.704-1(b)(2)(ii)(c)(2)) of each Partner with respect to such Partnership Units is reduced to zero, and

               (v) thereafter, to the Limited Partners holding Series A Preferred Units, pro rata in proportion to the respective share of such Series A Preferred Units each Limited Partner holds, until the adjusted Capital Account (modified in the same manner as in clause (iv)) of each such Limited Partner with respect to such Series A Preferred Units is reduced to zero.

          It is the intention of the parties hereunder that the aggregate Capital Account balance of the holders of Series A Preferred Units at any date shall not exceed the amount of the original Capital Contribution of such holder plus all accrued and unpaid distributions thereon, whether or not declared, to the extent not previously distributed.

          (c) Notwithstanding anything to the contrary contained herein, in connection with the liquidation of the Partnership or the interest of a holder of Series A Preferred Units, and prior to making any other allocations of Net Profit or Net Loss, items of income and gain or deduction and loss shall first be allocated to holders of Series A Preferred Units in such amounts as is required to cause each such Partner's adjusted Capital Account balance (taking into account any amounts such Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations
Section 1.704-1(b)(2)(ii)(c)(2)) to equal the amount each such Partner is entitled to receive pursuant to the provisions of Sections 4 or 5(l) hereof.

          (d) For purposes of this Section 3, "Net Profit" means the excess of the Partnership's Profit over the Partnership's Loss for any fiscal year or portion thereof, and "Net Loss" means the excess of the Partnership's Loss over the Partnership's Profit for any fiscal year or portion thereof.

          (e) Notwithstanding anything to the contrary above, until such time as the portion of the Net Income of the Partnership which is received or accrued from each tenant of the Partnership and its affiliates which is directly or indirectly owned by the Partnership, taking into account the provisions of
Section 856(d)(5) of the Code, qualifies as "rents from real property" derived from a "taxable REIT subsidiary" of the General Partner (within the meaning of Sections 856(d) and 856(l) of the Code), then in lieu of the income allocation to the Limited Partners holding Series A Preferred Units set forth in Section 3(a)(iii) above, items of income and gain, to the extent remaining after making the allocations required by Section 3(a)(i),(ii) and (iii) above, shall be allocated to the Limited Partners holding Series A Preferred Units until each such holder of Series A Preferred Units has been allocated items of income and gain in an amount equal to the excess of (x) the cumulative amount of preferred distributions such Limited Partner has received for all fiscal years or other applicable period , over (y) the cumulative items of income and gain allocated to such Limited Partners pursuant to this Section 5.01(e) for all prior fiscal years or other applicable periods (and, with respect to each such Limited Partner, pro rata in proportion to the respective share of such Series A Preferred Units each Limited Partner holds as of the last day of the period for which such allocation is being made), and all such allocations shall be taken into account for purposes of subsequent allocations made pursuant to Section 3.01(a)(iii) above.

     4.     Liquidation  Rights.
            --------------------

          (a) In the event of any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Partnership, each holder of Series A Preferred Units, before any distribution or payment is made upon any Junior Units pursuant to Section 5.06 of the Partnership Agreement, shall be entitled to receive, out of the assets of the Partnership available for distribution to the Partners, the sum of (A) $100.00 per Series A Preferred Unit and (B) all accrued but unpaid distributions (if any) payable with respect to such Series A Preferred Units the (the "Liquidation Preference").

          (b) In the event the assets to be distributed among the holders of the Series A Preferred Units upon any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, shall be insufficient to permit full payment of the Liquidation Preference and similar payments on any other class of Partnership Units ranking on a parity with the Series A Preferred Units upon liquidation, then the holders of the Series A Preferred Units and such other Partnership Units shall share ratably in any such distribution of the Partnership's assets in proportion to the full respective distributable amounts to which they are entitled.

          (c) Upon any such liquidation, dissolution or winding up of the Partnership, after the holders of the Series A Preferred Units and any other class of beneficial interests ranking on a parity with the Series A Preferred Units upon liquidation shall have been paid in full in accordance with the rights and preferences to which they are entitled, the remaining net assets of the Partnership shall be distributed in accordance with Section 5.06 of the Partnership Agreement.

          (d) For purposes of this Section, a liquidation, dissolution or winding up of the Partnership shall be deemed to be occasioned by, or to include, (A) the acquisition after the date of this Second Amendment of a majority of the Partnership Interests by an entity other than the General Partner by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Partnership) in which outstanding Partnership Interests are exchanged for securities or other consideration issued, or caused to be issued by the acquiring entity or its subsidiary (an "Acquisition"), or (B) the sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Partnership (an "Asset Transfer"), unless in each of the cases set forth in (A) and (B) of this
Section 4(d), the Partners immediately prior to such Acquisition or Asset Transfer will, immediately after such Acquisition or Asset Transfer (by virtue of securities issued as consideration for the Partnership's Acquisition or Asset Transfer or otherwise) hold at least 50% of the voting power of the surviving, continuing or purchasing entity.

          (e) Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference and the place where said sums shall be payable shall be given by mail, postage prepaid, not less than 30 or more than 60 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Units, such notice to be addressed to each such holder at his post office address as shown on the records of the Partnership.

          (f) Whenever the distribution provided for in this Section 4 shall be payable in property other than cash, the value of such property shall be the fair market value thereof as determined in good faith by a majority of the "independent" Trustees serving on the Board of Trustees of the General Partner. For purposes of this provision, the "independent" Trustees shall be those Trustees serving on the Board of Trustees of the General Partner who satisfy the requirements for treatment as an "independent" trustee or "independent" director under the rules of the American Stock Exchange.

     5.     Exchange.  The  holders  of  Series A Preferred Units shall have the
            --------
following rights to exchange the Series A Preferred Units for (i) priority class A common shares of beneficial interest in the General Partner (the "Priority Class A Common Shares"), or (ii) Series A Preferred Shares of beneficial interest in the General Partner (the "Series A Preferred Shares") or (iii) Partnership Units (the "Exchange Rights"):

          (a)     Optional  Exchange.  Subject  to  and  in  compliance with the
                  ------------------
provisions of this Section 5, any Series A Preferred Units may, at the option of the holder, be exchanged at any time for fully paid and nonassessable: (i) Priority Class A Common Shares, (ii) Series A Preferred Shares or (iii) Partnership Units. The number of shares of Priority Class A Common Shares to which a holder of Series A Preferred Units shall be entitled upon exchange shall be the product obtained by multiplying the Common Exchange Rate then in effect (determined as provided in Section 5(b)(i)) by the number of Series A Preferred Units being exchanged therefor. The number of Series A Preferred Shares to which a holder of Series A Preferred Units shall be entitled upon exchange shall be the product obtained by multiplying the Series A Exchange Rate then in effect (determined as provided in Section 5(b)(ii)) by the number of Series A Preferred Units being exchanged therefor. The number of Partnership Units to which a holder of Series A Preferred Units shall be entitled upon exchange shall equal the product obtained by multiplying the Partnership Unit Exchange Rate then in effect (determined as provided in Section 5(b)(iii)) by the number of Series A Preferred Units being exchanged therefor.

          (b)     Exchange  Rate.
                  --------------

               (i) The exchange rate in effect at any time for exchange of the Series A Preferred Units for Priority Class A Common Shares (the "Common
                                                                          ------
Exchange  Rate")  shall  be  the  quotient  obtained  by  dividing  (x)  $100.00
--------------
(hereinafter,  the  "Original  Issue  Price"),  plus the per share amount of all
                     ----------------------
accrued but unpaid distributions outstanding on the Series A Preferred Units to be converted by (y) the Exchange Price, calculated as provided in Section 5(c)(i).

               (ii) The exchange rate in effect at any time for exchange of the Series A Preferred Units for Series A Preferred Shares (the "Series A
                                                                        --------
Exchange  Rate")  shall  be  the  quotient obtained by dividing (x) the Original
--------------
Issue Price, plus the per share amount of all accrued but unpaid distributions outstanding on the Series A Preferred Units to be converted by (y) the Series A Exchange Price, calculated as provided in Section 5(c)(ii).

               (iii) The exchange rate in effect at any time for exchange of the Series A Preferred Units for Partnership Units (the "Partnership Unit
                                                                ----------------
Exchange  Rate")  shall  be  the  quotient obtained by dividing (x) the Original
--------------
Issue Price, plus the per share amount of all accrued but unpaid distributions outstanding on the Series A Preferred Units to be converted by (y) the Partnership Unit Exchange Price, calculated as provided in Section 5(c)(iii).

          (c)     Exchange  Price.
                  ---------------

               (i) The exchange price with respect to exchange of the Series A Preferred Units for Priority Class A Common Shares shall initially be equal to $6.7555 per share (as adjusted as hereinafter provided (the "Common Exchange
                                                                 ---------------
Price")).
-----

               (ii) The exchange price with respect to exchange of the Series A

Preferred Units for Series A Preferred Shares shall initially be equal to $100 per share (the "Series A Exchange Price").
                   --------------------------

               (iii) The exchange price with respect to exchange of the Series A Preferred Units for Partnership Units shall initially be equal to $6.7555 per unit (the "Partnership Unit Exchange Price").
                           ----------------------------------

               (iv) Each of the initial Common Exchange Price, the initial Series A Exchange Price and the initial Partnership Unit Exchange Price shall be adjusted from time to time in accordance with this Section 5. All references to the Common Exchange Price, the Series A Exchange Price, or the Partnership Unit Exchange Price herein shall mean such exchange price as so adjusted.

               (v) In the event Series A Preferred Units are exchanged for Partnership Units, the Partnership Interest associated with each such Partnership Unit shall be the percentage obtained by dividing the Partnership Units so exchanged by the total number of Partnership Units then issued and outstanding immediately following such exchange.

          (d)     Mechanics  of  Exchange.
                  -----------------------

               (i) The Exchange Rights in this Section 5 shall be exercised by the holder thereof by giving written notice that the holder elects to exchange a stated number of Series A Preferred Units into either Priority Class A Common Shares, Series A Preferred Shares or Partnership Units and by surrender of a certificate or certificates (if any) for the Series A Preferred Units so to be converted and delivery of the undertaking described in clause (ii) to the Partnership at its principal office (or such other office or agency of the Partnership as the General Partner may designate by notice in writing to the holder or holders of the Series A Preferred Units) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with addresses), subject to compliance with Article VII of the General Partner's Declaration of Trust (the "Declaration") and applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for Priority Class A Common Shares, Series A Preferred Shares or Partnership Units as the case may be, shall be issued.
Within five (5) business days after the receipt by the Partnership of the written notice referred to in this Subsection 5(d), surrender of the certificate or certificates (if any) for the Series A Preferred Units to be exchanged and delivery of the undertaking described in clause (ii), the Partnership shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with Article VII of the Declaration and applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole Priority Class A Common Shares, Series A Preferred Shares or Partnership Units, as the case may be, issuable upon the exchange of such Series A Preferred Units. To the extent permitted by law, such exchange shall be deemed to have been effected as of the close of business on the date on which such written notice shall have been received by the Partnership and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such Series A Preferred Units shall cease, and the person or persons in whose name or names any certificate or certificates for Priority Class A Common Shares, Series A Preferred Shares or Partnership Units, as the case may be, shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby.

               (ii) It shall be a condition to the exercise of the Exchange Rights that each proposed registered holder of the Priority Class A Common Shares, Series A Preferred Shares or Partnership Units shall have executed and delivered to the Partnership an undertaking to reimburse the Partnership or HT, as the case may be, for the amount of any "unearned dividends or distributions" with respect to such shares or units, as the case may be. The per share or unit amount of such "unearned dividends or distributions" shall be equal to the product of (A) the amount of the per share or unit dividend or distribution, as the case may be, paid on the Priority Class A Common Shares, Series A Preferred Shares or Partnership Units in respect of the next record date which is on or after the effective date of the exchange (the record date for which is hereafter referred to as the "Current Record Date") multiplied by (B) a
                                                            --------------
fraction, the numerator of which is the number of days in the period beginning with the day following the record date for the preceding dividend or distribution payment date (the "Prior Record Date") and ending with the effective date of the exchange and the denominator of which is the number of days in the period beginning with the day following the Prior Record Date and ending on the Current Record Date. Such undertaking shall acknowledge that the certificates representing the Priority Class A Common Shares, Series A Preferred Shares or Partnership Units, as the case may be, may bear a legend referring to the provisions of this clause (ii) and such undertaking, which shall be binding on any transferee of such shares.

          (e)     Adjustment for Shares Splits and Combinations.  If the General
                  ---------------------------------------------
Partner shall, at any time or from time to time after the Original Issue Date, effect a subdivision of the outstanding Priority Class A Common Shares, Series A Preferred Shares or Partnership Units without the Partnership effecting a corresponding subdivision of the Series A Preferred Units, the Common Exchange Price, the Series A Exchange Price or the Partnership Unit Exchange Price, as the case may be, in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the General Partner shall, at any time or from time to time after the Original Issue Date, combine the outstanding Priority Class A Common Shares, Series A Preferred Shares or Partnership Units into a smaller number of shares without the Partnership effecting a corresponding combination of the Series A Preferred Units, the Common Exchange Price, the Series A Exchange Price or the Partnership Unit Exchange Price, as the case may be, in effect immediately before the combination shall be proportionately increased. Any adjustment under this Subsection 5(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (f)     Adjustment  for  Reclassification,  Exchange and Substitution.
                  -------------------------------------------------------------
If, at any time or from time to time after the Original Issue Date, the Priority Class A Common Shares, Series A Preferred Shares or Partnership Units issuable upon the exchange of the Series A Preferred Units are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or share distribution or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), each holder of Series A Preferred Units shall have the right thereafter to exchange such shares into the kind and amount of shares and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of Priority Class A Common Shares, Series A Preferred Shares, or Partnership Units as the case may be, for which such Series A Preferred Units could have been exchanged immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

          (g)     Reorganizations,  Mergers,  Consolidations or Sales of Assets.
                  -------------------------------------------------------------
If, at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Priority Class A Common Shares, Series A Preferred Shares or Partnership Units (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Preferred Units shall thereafter be entitled to receive upon exchange of the Series A Preferred Units the number of shares or other securities or property of the General Partner to which a holder of the number of Priority Class A Common Shares or Series A Preferred Shares or Partnership Units, as the case may be, deliverable upon exchange would have been entitled on such capital reorganization, subject to adjustment in respect of such shares or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Units after the capital reorganization such that the provisions of this Section 5 (including adjustment of the Common Exchange Price, Series A Exchange Price or the Partnership Unit Exchange Price, as the case may be, then in effect and the number of shares issuable upon exchange of the Series A
Preferred Units) shall be applicable after that event and be as nearly equivalent as practicable.

          (h)    Sale of Shares of HT Common Shares Below Common Exchange Price.
                 ---------------------------------------------------------------

               (i) If, at any time or from time to time after the Original Issue Date, the General Partner issues or sells, or is "deemed" by the express provisions of this Subsection 5(h)(i) to have issued or sold (other than in connection with an "Antidilution Carve Out Event"), Additional HT Common Shares (as defined in Subsection 5(h)(iv) below) for an Effective Price (as defined in Subsection 5(h)(iv) below) that is less than eighty-five percent (85%) of the then effective Common Exchange Price, then and in each such case, the then existing Common Exchange Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Common Exchange Price by a fraction (i) the numerator of which shall be (A) the number of HT Common Shares deemed outstanding (as defined in the next sentence) immediately prior to such issue or sale, plus (B) the number of HT Common Shares which the aggregate consideration received (as defined in Subsection 5(h)(ii)) by the General Partner for the total number of Additional HT Common Shares so issued would purchase at such Common Exchange Price, and (ii) the denominator of which shall be the number of HT Common Shares deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional HT Common Shares actually issued. As used herein, the number of HT Common Shares "deemed" to be outstanding as of a given date shall be the sum of
(A) the number of HT Common Shares actually outstanding, (B) the number of HT Common Shares into which the then outstanding Series A Preferred Units could be exchanged if fully exchanged on the day immediately preceding the given date, and (C) the number of HT Common Shares which could be obtained through the exercise or exchange of all other rights, options and convertible securities outstanding on the day immediately preceding the given date as set forth in
Section 5(h)(ii) below. As used herein, an "Antidilution Carve Out Event" shall mean a distribution (A) on any class of shares, (B) pursuant to a subdivision or combination of HT Common Shares as provided in Section 5(e) above, (C) pursuant to any employee benefit plan approved by the Board of Trustees of the General Partner which plans shall call for the issuance, in the aggregate, of no more than 650,000 HT Common Shares (an "Approved Employee Benefit Plan," (D) pursuant to a plan providing for the issuance of Additional HT Priority Class A Common Shares upon reinvestment of dividends and additional optional amounts under such plan where such dividends or optional payments are reinvested at an amount per share of HT Common Stock that is equal to or greater than 95% of the fair market value of such shares (a "DRIP") or (E) upon exchange of partnership interests in the Partnership pursuant to and in accordance with Section 8.05 of the Partnership Agreement. To the extent not taken into account pursuant to an adjustment in accordance with the Articles Supplementary, as defined below, any changes to the Common Exchange Price hereunder shall automatically, and without further action by the Partnership or the General Partner, result in a corresponding change to the Conversion Price set forth in the Articles
Supplementary of the General Partner's Declaration of Trust, which Articles Supplementary set forth the rights and designations of the Series A Preferred Shares (the "Articles Supplementary").

               (ii) For the purpose of making any adjustment required under this Section 5(h), the consideration received by the General Partner for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the amount of cash received by the General Partner, after deduction of any underwriting or similar discount, commission, compensation or concessions paid or allowed by the Trust in connection with such issue or sale, but without deduction of any expenses payable by the Trust, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Trustees of the General Partner, and
(C) if Additional HT Common Shares, Convertible Securities (as defined in subsection 5(h)(iii)) or rights or options to purchase either Additional HT Common Shares or Convertible Securities are issued or sold together with other stock or securities or other assets of the General Partner for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the General Partner's Board of Trustees to be allocable to such Additional HT Common Shares, Convertible Securities or rights or options.

               (iii)     For  the  purpose of the adjustment required under this
Section 5(h), if the General Partner issues or sells (i) stock or other securities convertible into Additional HT Common Shares (such convertible stock or securities being herein referred to as "Convertible Securities") or (ii)
                                                ----------------------
rights or options for the purchase of Additional HT Common Shares or Convertible Securities, and if the Effective Price of such Additional HT Common Shares is less than eighty-five percent (85%) of the then effective Common Exchange Price, then in each such case, the General Partner shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional HT Common Shares issuable upon exercise or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the General Partner for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the General Partner upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amount of consideration, if any, payable to the General Partner (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the exchange thereof;

provided that if in the case of Convertible Securities the minimum amount of such consideration cannot be ascertained, but is a function of anti-dilution or similar protective clauses, the General Partner shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

provided further that if the minimum amount of consideration payable to the General Partner upon the exercise or exchange of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of anti-dilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and

provided further that if the minimum amount of consideration payable to the General Partner upon the exercise or exchange of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the General Partner upon the exercise or exchange of such rights, options or Convertible Securities. No further adjustment of the Common Exchange Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional HT Common Shares on the exercise of any such rights or options or the exchange of any such Convertible Securities. If any such rights or options or the exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Common Exchange Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Exchange Price which would have been in effect had an adjustment been made on the basis that the only Additional HT Common Shares so issued were the Additional HT Common Shares, if any, actually issued or sold on the exercise of such rights or options or rights of exchange of such Convertible Securities, and such Additional HT Common Shares, if any, were issued or sold for the consideration actually received by the General Partner upon such exercise, plus the consideration, if any, actually received by the General Partner for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Partnership (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the exchange of such Convertible Securities, provided that such readjustment shall not apply to prior exchanges of Series A Preferred Units.

               (iv)     "HT  Common  Shares"  shall mean and include the General
                         ------------------
Partner's authorized Priority Class A Common Shares, as constituted on the date hereof; provided, however, that such term, when used to describe the securities receivable upon exchange of Series A Preferred Units, shall include only shares designated as HT Common Shares of the General Partner on the date hereof, any shares resulting from any combination or subdivision thereof referred to in
Section  5,  or  in  case  of  any  reorganization  or  reclassification  of the outstanding  shares  thereof,  the  stock,  securities or assets provided for in
Section  5.  "Additional  HT  Common  Shares" shall mean all shares of HT Common
              ------------------------------
Shares  issued  by  the  General Partner or deemed to be issued pursuant to this
Section 5(h), whether or not subsequently reacquired or retired by the General Partner. The "Effective Price" of Additional HT Common Shares shall mean the
                ----------------
quotient determined by dividing the aggregate consideration received, or deemed to have been received by the General Partner for such issuance or sale or deemed issuance or sale under this Section 5(h), for such Additional HT Common Shares by the total number of Additional HT Common Shares issued or sold, or deemed to have been issued or sold by the General Partner under this Section 5(h).

               (v) If the General Partner proposes to issue or sell Additional HT Common Shares for an Effective Price that is less than eighty-five percent (85%) of the Conversion Price and such issuance or sale will result in a reduction of the Common Exchange Price pursuant to this Section (h) (an "AMEX Dilutive Issuance"), then the AMEX Dilutive Issuance and the resulting potential issuance of Additional HT Common Shares upon exchange of Series A Preferred Units at a Common Exchange Price below the initial Common Exchange Price, must be approved by the shareholders of the General Partner to the extent required by the rules of the American Stock Exchange. If such holders do not approve the AMEX Dilutive Issuance, and the resulting potential issuance of Additional HT Common Shares upon exchange of Series A Preferred Units at a Common Exchange Price below the initial Common Exchange Price, as required to be approved by the preceding sentence, then the General Partner shall not consummate the AMEX Dilutive Issuance in any manner that would cause a reduction of the Common
Exchange  Price  pursuant  to  this  Section  (h).

          (i)     Certificate of Adjustment.  In each case of an adjustment
                  -------------------------
or readjustment of the Common Exchange Price or Series A Exchange Price, if the Series A Preferred Units are then exchangeable pursuant to this Section 5, the General Partner, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred Units at such holder's address as shown in the Partnership's books and records. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the General Partner for any Additional Shares of Priority Class A Common Shares issued or sold or deemed to have been issued or sold, (ii) the Common Exchange Price or Series A Exchange Price, as the case may be, in effect at the time,
(iii) the number of Additional HT Common Shares issued or sold or deemed to have been issued or sold and (iv) the type and amount, if any, of other property which at the time would be received upon exchange of the Series A Preferred Units.

          (j)     Minimum  Adjustment.  Notwithstanding anything herein  to  the
                  -------------------
contrary, no adjustment of the Common Exchange Price or Series A Exchange Price shall be made pursuant to this Section 5 in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

          (k)     Notices of Record Date.  Upon (i) any taking by the General
                  ----------------------
Partner of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution, or
(ii) any Acquisition (as defined in Section 3) or other capital reorganization of the General Partner, any reclassification or recapitalization of the capital stock of the General Partner, any merger or consolidation of the General Partner with or into any other entity, or any Asset Transfer (as defined in Section 3), or any voluntary or involuntary dissolution, liquidation or winding up of the General Partner, the General Partner shall mail to each holder of Series A Preferred Units at least ten (10) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such distribution and a description of such distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Priority Class A Common Shares (or other securities) shall be entitled to exchange their shares of Priority Class A Common Shares (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

     (l)     Optional  Redemption  by  the Partnership.    At any time, and from
             -----------------------------------------
time to time, the Partnership, at the option of the General Partner, may redeem all or any part of the outstanding Series A Preferred Units (which Units shall be in an amount not less than 50,000 Units), by giving at least 30 but not more than 90 days written notice (the "Redemption Notice") to those holders whose
                                      -----------------
Series A Preferred Units the Partnership wishes to redeem of the date on which such redemption will occur (the "Call Date"), during which period (the "Redemption Notice Period"), the holders of the Series A Preferred Units who
 --------------------------
have received a Redemption Notice may elect to exchange the Series A Preferred Units covered by the Redemption Notice in accordance with the exchange provisions set forth in this Section 5. Notice having been mailed as aforesaid, from and after the Call Date (unless the Partnership shall fail to make available an amount of cash necessary to effect such redemption), (i) except as otherwise provided herein, distributions on the Series A Preferred Units so called for redemption shall cease to accrue, (ii) such Series A Preferred Units shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Series A Preferred Units shall cease (except the rights to exchange and to receive the cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon) as described in clause (iii) below. The Partnership's obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Call Date, the Partnership shall deposit, in a segregated account separate from the Partnership's general assets, with a bank or trust company (which may be an affiliate of the Partnership) that has an office in the Borough of Manhattan, City of New York, and that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50,000,000, the cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Units so called for redemption. No interest shall accrue for the benefit of the holders of Series A Preferred Units to be redeemed on any cash so set aside by the Partnership. Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Call Date shall revert to the general funds of the Partnership, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Partnership for the payment of such cash.

     Promptly after the compliance by the holders of redeemed Series A Preferred Units with the requirements set forth in the Redemption Notice, such units shall be exchanged for any cash (without interest thereon) for which such units have been redeemed. If fewer than all the outstanding Series A Preferred Units are to be redeemed, units to be redeemed shall be selected by the General Partner from outstanding Series A Preferred Units not previously called for redemption pro rata (as nearly as may be), by lot or by any other method determined by the

General  Partner  in  its  sole  discretion  to  be  equitable.

               (ii) The Redemption Notice shall set forth (A) the number of Series A Preferred Units to be redeemed, (B) the Call Date, (C) the amount of the Redemption Price (C) a redemption claim form, and (D) all other relevant terms. The Redemption Notice shall be mailed by the Partnership, postage prepaid, to each holder whose Series A Preferred Units are to be redeemed at its address shown on the records of the Partnership. If the Partnership elects to redeem any Series A Preferred Units pursuant to this Section 5(l), such election shall not be revocable by the Partnership and the Partnership shall be obligated to redeem at the Redemption Price all shares to be redeemed on the Call Date set forth in the Redemption Notice, as described above.

               (iii)     The  per  unit Redemption Price shall be the sum of (A)
the Original Issue Price, (B) all accrued but unpaid distributions thereon pursuant to Section 2(a) hereof, through and including the Call Date, without interest, and (C) a premium (the "Premium"), which Premium shall decline on a
                                     -------
straight line basis over a ten (10) year period equal to: $10.50 per Series A Preferred Unit, with respect to redemptions noticed during the first twelve month period immediately following the Original Issue Date; $9.45 per Series A Preferred Unit with respect to redemptions noticed during the second twelve month period immediately following the Original Issue Date; $8.40 per Series A Preferred Unit with respect to redemptions noticed during the third twelve month period immediately following the Original Issue Date; $7.35 per Series A Preferred Unit with respect to redemptions noticed during the fourth twelve month period immediately following the Original Issue Date; $6.30 per Series A Preferred Unit with respect to redemptions noticed during the fifth twelve month period immediately following the Original Issue Date; $5.25 per Series A Preferred Unit with respect to redemptions noticed during the sixth twelve month period immediately following the Original Issue Date; $4.20 per Series A Preferred Unit with respect to redemptions noticed during the seventh twelve month period immediately following the Original Issue Date; $3.15 per Series A Preferred Unit with respect to redemptions noticed during the eighth twelve month period immediately following the Original Issue Date; $2.10 per Series A Preferred Unit with respect to redemptions noticed during the ninth twelve month period immediately following the Original Issue Date; $1.05 per Series A Preferred Unit with respect to redemptions noticed during the tenth twelve month period immediately following the Original Issue Date; and, no premium with respect to redemptions noticed after completion of the tenth twelve month period immediately following the Original Issue Date. If the Call Date falls after a distribution payment record date and prior to the corresponding Distribution Payment Date, then each holder of Series A Preferred Units at the close of business on such distribution payment record date shall be entitled to the distribution payable on such Series A Preferred Units on the corresponding
Distribution Payment Date notwithstanding any redemption of such units before such Distribution Payment Date. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series A Preferred Units called for redemption.

          (m)     Fractional Shares.  No fractional shares of Priority Class A
                  -----------------
Common Shares shall be issued upon exchange of Series A Preferred Units. All shares of Priority Class A Common Shares (including fractions thereof) issuable upon exchange of more than one Series A Preferred Unit by a holder thereof shall be aggregated for purposes of determining whether the exchange would result in the issuance of any fractional share. If, after the aforementioned aggregation, the exchange would result in the issuance of any fractional share, the General Partner shall, in lieu of issuing any fractional shares, pay cash equal to the product of such fraction multiplied by the Priority Class A Common Shares' fair market value per share on the date of exchange (as reported by the securities exchange on which the Priority Class A Common Shares are then listed for trading, or if none, the most recently reported "over the counter" trade price, or if none, as determined in good faith by the Board of Trustees of the General Partner).

          (n)     Reservation  of  Shares  Issuable  Upon Exchange.  The General
                  ------------------------------------------------
Partner shall at all times reserve and keep available out of its authorized but unissued Priority Class A Common Shares and Series A Preferred Shares, solely for the purpose of effecting the exchange of the Series A Preferred Units, such number of its Priority Class A Common Shares and Series A Preferred Shares as shall from time to time be sufficient to effect the exchange of all outstanding Series A Preferred Units. If at any time the number of authorized but unissued Priority Class A Common Shares or Series A Preferred Shares shall not be sufficient to effect the exchange of all then outstanding Series A Preferred Units, the General Partner shall, prior to exceeding such number of authorized but unissued shares, take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Priority Class A Common Shares or Series A Preferred Shares, as the case may be, to such number as shall be sufficient for such purpose.

          (o)     Notices.  Any  notice  required  by  the  provisions  of  this
                  -------
Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Partnership.

          (p)     Payment  of  Taxes.  The General Partner shall pay any and all
                  ------------------
stamp, transfer and other similar taxes payable or determined to be payable in connection with the issuance of all Priority Class A Common Shares or Series A Preferred Shares issuable upon exchange of the Series A Preferred Units.

          (q) Notwithstanding anything to the contrary above, Series A Preferred Units shall be convertible into Series A Preferred Shares or Priority Class A Common Shares in the manner described above provided that delivery to or ownership of such Series A Preferred Shares or Priority Class A Common Shares, as applicable, by a holder of Series A Preferred Units (regardless of whether or not such holder of Series A Preferred Units has, in fact, exercised its Exchange Rights, and taking into account deemed ownership determined after applying the provisions of Section 318 of the Code as modified by the provisions of Section 856(d)(5) of the Code), would not result in:

     (i) such holder of Series A Preferred Units or any other person owning or being deemed to own, directly or indirectly (determined after applying the provisions of Section 318 of the Code, as modified, by the provisions of
     Section 856(d)(5) of the Code), Series A Preferred Shares or Priority Class A Common

     Shares representing an interest in 10% or more of the value of the share of HT, and

     (ii) (A) cause HT to own or be deemed to own, directly or indirectly (determined after applying the provisions of Section 318 of the Code, as modified, by the provisions of Section 856(d)(5) of the Code), 10% or more of the ownership interests in a tenant of HT, HLP, or any other entity in which either HT or HLP has an equity interest, excluding, for this purpose, an entity which qualifies as a taxable REIT subsidiary of HT (within the meaning of Section 856(l) of the Code) ( a "TRS"), or

            (B)(1) cause persons owning, or being deemed to own, directly or indirectly (determined after applying the provisions of Section 318 of the Code, as modified, by the provisions of Section 856(d)(5) of the Code), 35% or more of the voting stock or value of the shares of HT to be deemed to own, directly or indirectly (determined after applying the provisions of Section 318 of the Code, as modified, by the provisions of Section 856(d)(5) of the Code), 35% or more of (x) the voting stock or total number of shares of a corporate independent contractor providing services to a tenant of HT, HLP, or any other entity in which either HT or HLP has an equity interest or (y) the net assets or profits of a non-corporate independent contractor providing services to a tenant of HT, HLP, or any other entity in which either HT or HLP has an equity interest, each within the meaning of Section 856(d)(3) of the Code (an "Independent Contractor"), or

               (2) cause an Independent Contractor to own or be deemed to own, directly or indirectly (determined after applying the provisions of Section 318 of the Code, as modified, by the provisions of Section 856(d)(5) of the
     Code),  35%  or  more  of  the  voting  stock or value of the shares of HT.

     6.     Voting  Rights.
            ---------------

          (a)     General  Rights.  Holders  of  Series  A Preferred Units shall
                  ---------------
have the right to notice of and to vote, as a single class with holders of Partnership Units on all matters which holders of Partnership Units have a right to vote under the terms of the Partnership Agreement or applicable law, or otherwise, and as a separate class on those matters set forth in Section 6(b) hereof. On any and all matters as to which the holders of the Series A
Preferred Units and the Partnership Units shall vote as a single class, the holders of the Series A Preferred Units and Partnership Units shall be entitled to a number of votes equal to the number of HT Common Shares for which the Series A Preferred Units or Partnership Units would then be exchangeable pursuant to the Partnership Agreement.

          (b)     Separate  Class  Voting  Rights.  Notwithstanding  the general
                  -------------------------------
grants of authority to the General Partner pursuant to Section 6.01(a) of the Partnership Agreement, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least a majority of the then outstanding Series A Preferred Units shall be necessary for effecting the following actions, except for any such action that provides that all holders of Series A Preferred Units shall as a result of and simultaneously with such action receive no less than the Liquidation Preference, plus the applicable Premium pursuant to Section 5(l)(iii), provided, that the separate voting rights of the holders of Series A
            --------
Preferred  Units  described  in  clauses  (v), (vi), (vii), (x), (xi), (xii) and
(xiii) below, shall only exist at such times as holders of the Series A Preferred Units hold in the aggregate that number of Series A Preferred Units, HT Common Shares and any other class or series of HT equity, that represents, on an as converted/ exchanged basis, at least 5% of the HT Common Shares then issued and outstanding, on a fully-diluted basis (which shall assume the conversion and/or exchange of all securities convertible into or exchangeable for HT Common Shares).

               (i) Notwithstanding Section 4.02(a)(i) of the Partnership Agreement, (A) any authorization or any designation, whether by reclassification or otherwise, of any new class or series of Partnership Units ranking senior to the Series A Preferred Units as to payment of distributions, distribution of assets upon liquidation, dissolution or winding-up (whether voluntary or involuntary), voting or otherwise; or (B) other than in connection with a "Voting/Preemptive Rights Carve Out Event," as defined below any issuance of any class or series of equity interest of the Partnership prior, in the case of the events set forth in this section 6(i)(B), to the first to occur of (1) the issuance and sale of an aggregate of 250,000 Series A Preferred Units pursuant to the terms of the Securities Purchase Agreement or (2) a "SPA Termination", defined as the termination of the Securities Purchase Agreement pursuant to
Section 7.1 or 7.2 thereof. As used herein, a "Voting/Preemptive Rights Carve Out Event" shall mean (X) at any time after the consummation of the First Closing and the Second Closing under the Securities Purchase Agreement, the issuance of Partnership Units in exchange for a contribution of properties to the Partnership approved by the Board of Trustees of the General Partner, (Y) at any time when the Partnership issues Partnership Units in connection with an Approved Employee Benefit Plan, including issuance of Partnership Units to the General Partner in connection with the issuance of HT Common Shares under such plans, which plans may issue, in the aggregate, no more than 650,000 shares of Priority Class A Common Shares or (Z) the issuance of Partnership Units to the General Partner in connection with the issuance of HT Common Shares pursuant to a DRIP.

               (ii) During any period when distributions with respect to the Series A Preferred Units are in arrears, any purchase, redemption or other acquisition for value (or payment into or setting aside as a sinking fund for such purpose) of any Junior Units;

               (iii) During any period when distributions with respect to the Series A Preferred Units are in arrears, any action that results in the declaration or payment of distributions, direct or indirect on account of any Junior Units;

               (iv) Notwithstanding Article XI of the Partnership Agreement, any action that results in any amendment, alteration, or repeal (by merger or consolidation or otherwise) of any provisions of this Second Amendment, any provisions of the Articles Supplementary, the General Partner's Declaration of Trust, the General Partner's By-laws which eliminates, amends or affects any term (adversely or otherwise) of the Series A Preferred Shares and/ or the Priority Class A Common Shares or shares of any series ranking senior to the Series A Preferred Shares, including, without limitation, the redemption, dividend, voting, preemptive, antidilution and other powers, rights and preferences of such shares or adversely affects any holder thereof;

               (v) Notwithstanding Section 6.01(a)(xxi) of the Partnership Agreement, any action where the Partnership or the General Partner merges with or into or consolidates with any other entity, but excluding any merger effected exclusively for the purpose of changing the domicile of the Partnership or the General Partner;

               (vi) Any action where the Partnership or any of its subsidiaries directly or indirectly sells, leases, transfers, conveys or assigns (whether in a single transaction or series of related transactions) all or substantially all of the Partnership's assets, other than transactions involving leases by the Partnership of its hotel properties in the ordinary course of its business;

               (vii) All transactions involving the Partnership or the General Partner of the type referred in paragraph (a) of Rule 145 under the Securities Act of 1933, as amended, and all transactions involving the Partnership or the General Partner constituting a change-in-control within the meaning of Rule 14(f) under the Securities Exchange Act of 1934, as amended;

               (viii) Any action where the Partnership or the General Partner or any of its or their material subsidiaries files any voluntary, or consents to the filing of any involuntary, petition for relief under title 11 of the United States Code or any successor statute or under any reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law with respect to the General Partner, the Partnership or any of its or their subsidiaries;

               (ix) Nothwithstanding Section 6.07 of the Partnership Agreement, any action where the Partnership, the General Partner or any of its or their material subsidiaries appoints or consents to, or acquiesces in, the appointment of a receiver, conservator, trustee or other similar official charged with the administration, control, management, operation, liquidation, dissolution or valuation of the Partnership, the General Partner or any of its or their material subsidiaries, or any of their respective businesses or assets;

               (x) Notwithstanding Section 6.07 of the Partnership Agreement, any action where the Partnership, the General Partner or any of its or their subsidiaries, or Hersha Hospitality Management, L.P., a Pennsylvania limited partnership, on the one hand, engages in any transaction with an affiliate of the Partnership or the General Partner on the other hand, provided, however, to the extent such transactions are of the type which, but for their affiliated nature, would fall within the ordinary course of business and day-to-day affairs of the Partnership, such actions need not be approved on a transaction-by-transaction basis but may be entered into pursuant to annual budgets and purchase plans approved by the holders of the Series A Preferred Units. For purposes of this provision, and this Second Amendment, "affiliate",
                                                                     ---------
and all derivations thereof, shall have the meaning set forth in Rule 12b-2 of the Exchange Act and shall include, without limitation, for the avoidance of doubt, (a) the trustees and senior officers of the General Partner, the Partnership or any of its or their subsidiaries, his or her spouse, parent, sibling, mother-in-law, father in-law, brother-in-law, sister-in-law, aunt, uncle, or first cousin, (b) any Person directly or indirectly owning, controlling or holding the power to vote 5% or more of the outstanding voting securities of the General Partner, the Partnership or any of its or their Subsidiaries, and (c) any Person 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by the General Partner, the Partnership or any of its or their subsidiaries.

               (xi) Notwithstanding Section 6.01(a)(xi) or Article III of the Partnership Agreement, for the Partnership, the General Partner or any of its or their Subsidiaries to engage in any business where either the operation of such business or ownership of the assets related to such business will result in the General Partner failing to satisfy the provisions of Section 856 of the Code;

               (xii) Notwithstanding Section 4.02(a)(ii) and the proviso contained in Section 6.08 of the Partnership Agreement, conducting any business activities or the ownership of any asset of the General Partner (other than partnership interests in the Partnership) in each case other than through the Partnership or one or more Subsidiary Partnerships as contemplated by Section
6.08  of  the  Partnership  Agreement;

               (xiii)     Admission  of  a  substitute  or  additional  General
Partner;

               (xiv) Any agreement to do any of the transactions set forth in this Section.

     7.     Preemptive  Rights.

     Each of the holders of the Series A Preferred Units shall have the following preemptive rights:

          (a)     Sale.  At  all times commencing on the Original Issue Date and
                  ----
terminating three years thereafter, before the Partnership offers to any party (a "Sale") any class or series of Partnership Units, or any obligation or
     ----
instrument  convertible into or exchangeable for Partnership Units (the "Offered
                                                                         -------
Securities"),  other  than  in connection with the issuance of Partnership Units
----------
pursuant to a "Voting/Preemptive Rights Carve Out Event," the Partnership shall provide written notice at least fifteen (15) days in advance of the consummation of such Sale (the "Offer Notice") to each holder of Series A Preferred Units.
                      ------------
With respect to convertible or exchangeable Partnership Units, the holders of Series A Preferred Units shall have no rights under this section in connection with the conversion or exchange of such securities, provided, that the Partnership has complied with the provisions of this section with respect to the issuance of such convertible or exchangeable securities.

          (b)     Offer.  The  Offer  Notice  shall  be  irrevocable  and  shall
                  -----
constitute an offer by the Partnership to sell to each holder of Series A Preferred Units at the per share sale price which the Partnership would receive upon consummation of such proposed Sale (the "Sales Price") up to such number of
                                              -----------
Offered Securities (or such number of additional securities of the same class as would have an equivalent effect) equal to the percentage which (i) the total number of shares of Priority Class A Common Shares for which such holders' Partnership Units are exchangeable plus the number of shares of Priority Class A Common Shares into which such holders' equity interest in the General Partner are convertible plus the number of Priority Class A Common Shares such holder then holds, bears to (ii) the total number of shares of Priority Class A Common Shares for which or into which any outstanding equity securities of the General Partner or the Partnership are exchangeable or convertible plus the total number of Priority Class A Common Shares then issued and outstanding (the "Pro Rata
                                                                        --------
Share").
-----

          (c)     Response  Period.  Each holder of the Series A Preferred Units
                  ----------------
shall have a period of fifteen (15) days after receipt of the Offer Notice in which to elect to purchase up to its Pro Rata Share of the Offered Securities at the Sales Price, such election to be made by such holder by written notice (the "Acceptance Notice"). Each Acceptance Notice shall also specify the maximum
 ------------------
amount of additional Offered Securities which such holder desires to purchase in the event any other holder fails to elect to purchase all of its Pro Rata Share of Offered Securities pursuant to the immediately preceding sentence on a timely basis or elects in writing not to do so (such unpurchased Offered Securities are hereinafter referred to as the "Remaining Securities"). In the event that there
                                --------------------
are Remaining Securities available for purchase, each holder of the Series A Preferred Units having specified in its Acceptance Notice a desire to purchase such remaining Securities shall purchase such Remaining Securities on a pro rata basis (up to the amount of Remaining Securities specified by such holder in its Acceptance Notice), or in such other proportions as such holder may all agree, on the terms set forth herein.

          (d)     Closing  and Payment.  The closing of the sale and delivery of
                  --------------------
the Offered Securities purchased hereunder by any such holder of the Series A Preferred Units, and payment therefor (which shall be made by wire transfer in immediately available funds to an account designated by the Partnership), shall be at a time and place designated by the Partnership on the tenth (10th) day following the Partnership's receipt of such holder's Acceptance Notice or such later date agreed to by holders of a majority of the participating holders of Series A Preferred Units. The closing of any sale of Offered Securities to the participating holders of Series A Preferred Units shall be conditioned on the closing of the initial proposed Sale.

     8.     Tax Procedures.  While any Series A Preferred Units are outstanding,
            --------------
the General Partner shall (i) maintain the controls and procedures designed to ensure REIT compliance as set forth in Section 3.19 of the Securities Purchase Agreement, and (ii) within a reasonable period of time prior to consummation of any acquisition, disposition or other extraordinary corporate transaction, deliver to holders of the Series A Preferred Units, any summary of the material terms and an analysis of the federal and state tax implications of such transaction delivered to any member of the General Partner's Board of Directors.

     9.     No Waiver.  Except as otherwise modified or provided for herein, the
            ---------
holders of Series A Preferred Units shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under applicable law.

     10.     No  Impairment.  The General Partner shall not, by amendment of its
             --------------
Declaration of Trust, the Partnership Agreement or this Second Amendment, through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the General Partner or the Partnership, but will at all times in good faith, assist in the carrying out of all the provisions of this Second Amendment and in the taking of all such action as may be necessary or appropriate in order to protect the rights and preferences granted hereunder to the holders of the Series A Preferred Units against impairment, which rights include without limitation, the exchange rights and liquidation preferences contained herein.

     11.     Admission  of  Limited  Partner;  Exhibits  to  Partnership.
             -----------------------------------------------------------

     CHP is hereby admitted to the Partnership as a Partner on the terms and conditions set forth herein. Exhibit A to the Partnership Agreement is hereby amended to reflect the issuance of the Series A Preferred Units provided for herein.

     12.     Redemption  Right  of  Partnership  Units.
             -----------------------------------------

          Section 8.05(c) of the Partnership Agreement is hereby amended by inserting the following new clause (v) and renumbering the existing clause "(v)" as clause "(vi)": "(v) cause any person who operates Property on behalf of a "taxable REIT subsidiary" of the Company, as defined in Section 856(l) of the Code, which Property is a "qualified lodging facility" within the meaning of
Section 856(d)(9)(D) of the Code that is leased to such taxable REIT subsidiary, to fail to qualify as an "eligible independent contractor" within the meaning of
Section 856(d)(9)(A) of the Code with respect to such taxable REIT subsidiary,".

     13.     Construction;  Reaffirmation.
             ----------------------------

     In the event of any conflict between the provisions of this Second Amendment and the Partnership Agreement, the provisions of this Second Amendment shall govern. The provisions of Section 6.04(b) of the Partnership Agreement shall not be construed to limit the rights and preferences of the holders of Series A Preferred Units under the Partnership Agreement and this Second Amendment. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

     IN WITNESS WHEREOF, this Second Amendment has been executed as of the date first above written.

GENERAL PARTNER:              HERSHA  HOSPITALITY  TRUST



                              By: /s/ Ashish R. Parikh
                              Name:   Ashish  R.  Parikh
                              Title:  Chief  Financial  Officer


SERIES A PREFERRED
LIMITED PARTNER:              CNL  HOSPITALITY  PARTNERS,  L.P.

                              By:  CNL  HOSPITALITY  GP  CORP.,
                              its  general  partner

                              By: /s/ Tammie A. Quinlan
                              Name:   Tammie  A.  Quinlan
                              Title:  Senior  Vice  President





 (SIGNATURE PAGE TO SECOND AMENDMENT AGREEMENT OF LIMITED PARTNERSHIP OF HERSHA
                        HOSPITALITY LIMITED PARTNERSHIP)